EXHIBIT (m)(1)(i)
Revised Schedule A to the
Distribution and Shareholder Services Plan
dated October 1, 1992
As Amended and Restated September 21, 1995
As Re-Executed February 7, 1997
As Amended and Restated November 9, 2000
As Amended and Restated November 1, 2005
As Amended and Restated April 23, 2007
As Amended and Restated February 1, 2008
As Amended and Restated February 1, 2009
As Amended and Restated October 14, 2009
As Amended and Restated February 1, 2010

Name of Funds	Compensation

BB&T U.S. Treasury Money Market Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T U.S. Treasury Money Market Fund.

BB&T Short U.S. Government Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Short U.S. Government Fund.

BB&T Intermediate U.S. Government Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Intermediate U.S. Government Fund.

BB&T Select Equity Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Select Equity Fund.

BB&T North Carolina Intermediate Tax-Free Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T North Carolina Intermediate Tax-Free Fund.

BB&T International Equity Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T International Equity Fund.

BB&T Capital Manager Conservative Growth Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Capital Manager Conservative Growth Fund.

Name of Funds	Compensation

BB&T Capital Manager Moderate Growth Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Capital Manager Moderate Growth Fund.

BB&T Capital Manager Growth Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Capital Manager Growth Fund.

BB&T Prime Money Market Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Prime Money Market Fund.

BB&T South Carolina Intermediate Tax-Free Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T South Carolina Intermediate Tax-Free Fund

BB&T Virginia Intermediate Tax-Free Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Virginia Intermediate Tax-Free Fund

BB&T Equity Index Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Equity Index Fund

BB&T Total Return Bond Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Total Return Bond Fund

BB&T Mid Cap Value Fund — A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the BB&T Mid Cap Value Fund

BB&T West Virginia Intermediate Tax Free Fund — A Shares	Annual rate of twenty-five-hundredths of one percent (.25%) of the average daily net assets of the BB&T West Virginia Intermediate Tax Free Fund

Name of Funds	Compensation

BB&T Capital Manager Equity Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Capital Manager Equity Fund

BB&T Kentucky Intermediate Tax-Free Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Kentucky Intermediate Tax-Free Fund

BB&T Maryland Intermediate Tax-Free Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Maryland Intermediate Tax-Free Fund

BB&T National Tax-Free Money Market Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T National Tax-Free Money Market Fund

BB&T Special Opportunities Equity Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Special Opportunities Equity Fund

BB&T Equity Income Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Equity Income Fund

Sterling Capital Small Cap Value Fund — A Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Small Cap Value Fund

BB&T U.S. Treasury Money Market Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T U.S. Treasury Money Market Fund.

BB&T Intermediate U.S. Government Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Intermediate U.S. Government Fund.

BB&T Select Equity Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Select Equity Fund.

BB&T International Equity Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T International Equity Fund.

Name of Funds	Compensation

BB&T Capital Manager Conservative Growth Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Capital Manager Conservative Growth Fund.

BB&T Capital Manager Moderate Growth Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Capital Manager Moderate Growth Fund.

BB&T Capital Manager Growth Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Capital Manager Growth Fund.

BB&T Prime Money Market Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Prime Money Market Fund.

BB&T Equity Index Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Equity Index Fund

BB&T Total Return Bond Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Total Return Bond Fund

BB&T Mid Cap Value Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Mid Cap Value Fund

BB&T Capital Manager Equity Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Capital Manager Equity Fund

BB&T Special Opportunities Equity Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Special Opportunities Equity Fund

BB&T Equity Income Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Equity Income Fund

Sterling Capital Small Cap Value Fund — B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Small Cap Value Fund

BB&T Select Equity Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Select Equity Fund

Name of Funds	Compensation

BB&T International Equity Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T International Equity Fund

BB&T Prime Money Market Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Prime Money Market Fund

BB&T Mid Cap Value Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Mid Cap Value Fund

BB&T U.S. Treasury Money Market Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T U.S. Treasury Money Market Fund

BB&T Intermediate U.S. Government Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Intermediate U.S. Government Fund

BB&T Total Return Bond Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Total Return Bond Fund

BB&T Capital Manager Conservative Growth Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Capital Manager Conservative Growth Fund

BB&T Capital Manager Moderate Growth Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Capital Manager Moderate Growth Fund

BB&T Capital Manager Growth Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Capital Manager Growth Fund

BB&T Capital Manager Equity Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Capital Manager Equity Fund

BB&T Equity Index Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Equity Index Fund

BB&T Special Opportunities Equity Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Special Opportunities Equity Fund

Name of Funds	Compensation

BB&T Equity Income Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the BB&T Equity Income Fund

Sterling Capital Small Cap Value Fund — C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Small Cap Value Fund

BB&T U.S. Treasury Money Market Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T U.S. Treasury Money Market Fund.

BB&T Short U.S. Government Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Short U.S. Government Fund.

BB&T Intermediate U.S. Government Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Intermediate U.S. Government Fund.

BB&T Select Equity Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Select Equity Fund.

BB&T North Carolina Intermediate Tax-Free Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T North Carolina Intermediate Tax-Free Fund.

BB&T International Equity Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T International Equity Fund.

BB&T Capital Manager Conservative Growth Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Capital Manager Conservative Growth Fund.

BB&T Capital Manager Moderate Growth Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Capital Manager Moderate Growth Fund.

Name of Funds	Compensation

BB&T Capital Manager Growth Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Capital Manager Growth Fund.

BB&T Prime Money Market Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Prime Money Market Fund.

BB&T South Carolina Intermediate Tax-Free Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T South Carolina Intermediate Tax-Free Fund

BB&T Virginia Intermediate Tax-Free Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Virginia Intermediate Tax-Free Fund

BB&T Equity Index Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Equity Index Fund

BB&T Total Return Bond Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Total Return Bond Fund

BB&T Mid Cap Value Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Mid Cap Value Fund

BB&T West Virginia Intermediate Tax Free Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T West Virginia Intermediate Tax Free Fund

Name of Funds	Compensation

BB&T Capital Manager Equity Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Capital Manager Equity Fund

BB&T Kentucky Intermediate Tax-Free Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Kentucky Intermediate Tax-Free Fund

BB&T Maryland Intermediate Tax-Free Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Maryland Intermediate Tax-Free Fund

BB&T National Tax-Free Money Market Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T National Tax-Free Money Market Fund

BB&T Special Opportunities Equity Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Special Opportunities Equity Fund

BB&T Equity Income Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the BB&T Equity Income Fund

Sterling Capital Small Cap Value Fund — R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Small Cap Value Fund
BB&T FUNDS

By:	/s/ Todd Miller
Title:	Vice President, BB&T Funds

BB&T AM Distributors, Inc.

By:	/s/ Bruno DiStefano
Title:	Vice President